Exhibit 99.3

Not for release, publication or distribution, in whole or in part, directly or indirectly, in any jurisdiction in which the release, publication or distribution would be unlawful.

Media Release
Opfikon, Switzerland, 9 September 2024 – 13:00 CEST

Sunrise to present compelling investment proposition as standalone company at Capital Markets Day and update guidance

•Switzerland’s premium and scaled challenger with strong No. 2 market share positions across mobile, broadband and TV – primed for growth and cash returns
•Sunrise to benefit from favourable Swiss macro environment and attractive Swiss telecom market with a three-player structure
•High quality, future-fit and well-invested mobile and fixed networks delivering nationwide 5G and Gigabit coverage
•Multiple value levers across its B2C and B2B segments to deliver growth and increasing cash flow generation over time, supporting an attractive dividend distribution policy
•Spin-off is expected to be completed during the fourth quarter of 2024

Sunrise Communications AG (Sunrise) today hosts in Opfikon, Switzerland, its Capital Markets Day (CMD) for investors and analysts to set out its plans for growth and success as a standalone company, following the proposed 100% spin-off from Liberty Global Ltd. (Liberty Global). Sunrise CEO André Krause and his experienced executive leadership team will guide participants through the company’s strategic plan, leveraging its strong position in the attractive Swiss telecom market, opportunities in different business segments and its best-in-class, future-fit and well-invested mobile and fixed networks. The presentation will also cover Sunrise’s ESG efforts, its financial profile and targets.
«I am honoured to re-introduce Sunrise as a listed Swiss company and to lead the business into its exciting new future. We are confident that we have the Board of Directors, Executive team and all key capabilities needed to succeed as a standalone company», said André Krause, CEO of Sunrise, who will open the event later today. «Sunrise had a strong track record as listed company before, and it is even stronger today following the successful integration with UPC. I am confident that this new company represents a compelling investment opportunity as the only pure play Swiss-listed telco, with a strong Free Cash Flow profile that will underpin an attractive shareholder return policy, including a progressive dividend distribution»

Sunrise’s strategy
Following the successful integration and realization of synergies from the UPC combination, Sunrise is well-positioned for its next phase of growth as the leading premium and scaled challenger in Switzerland.
The growth prospects of Sunrise are supported by an attractive Swiss telecom market, characterized by strong Swiss macro fundamentals and a healthy and rational three-player market. Sunrise aims to leverage its gigabit fixed and mobile networks to drive expansion by returning the Sunrise brand to growth by, among other things, customer loyalty initiatives, continuing the yallo «flanker» brand’s momentum and growing its B2B market share.
Sunrise relies on a «hybrid» network infrastructure strategy, leveraging its fully-owned access and last mile HFC network capabilities whenever possible and relying on supplemental network access where necessary.
1 / 6

Not for release, publication or distribution, in whole or in part, directly or indirectly, in any jurisdiction in which the release, publication or distribution would be unlawful.
Sunrise is the only Swiss telecommunications company capable of supporting broadband services across all available fixed infrastructure technologies (DSL, HFC, fibre and FWA) and providing broadband services at the fastest download speed available across the country. Sunrise's hybrid strategy ensures cost optimization and provides continued strategic optionality. This approach optimizes overall access costs and maintains a smooth cash profile.
The spin-off is expected to be completed during the fourth quarter of 2024 and will enable Sunrise to operate as a standalone listed company and establish a fully-distributed valuation for Liberty Global investors. For this purpose, Sunrise has assembled a highly experienced Board of Directors to guide its strategic and operational efforts.
Sunrise will continue to benefit from its partnership with Liberty Global via arm’s-length service agreements that ensure its continued access to technology, financial and other services.

2024 financial outlook
Sunrise reconfirms its previously communicated US GAAP 2024 revenue, Adjusted EBIDTAaL and capex guidance, while updating Adjusted Free Cash Flow guidance for certain spin-related costs. As updated, Adjusted FCF will be impacted by one-time costs related to the spin-off under IFRS, Sunrise expects to achieve CHF 360-370 million for this year:

	Prior US GAAP Guidance	Significant adjustments	IFRS (rebased)[1]	Change to FY2024 guidance
Revenue	Broadly stable	No changes	Broadly stable	None
Adj. EBITDAaL[2]	Stable to low-single digit growth (EBITDA)	Operating lease expenses deducted from adj. EBITDA[3] + rebasing	Stable to low-single digit growth	None
Capex/revenue	16-18% of revenue	No changes	16-18% of revenue	None
Adj. FCF[2]	CHF360-400m	c. CHF10m spin-off related one-off costs	CHF360-370m4	Tightened
1 Rebase results, which are non-IFRS measures, are presented as a basis for assessing growth rates on a comparable basis.  Rebase information is provided to show the results of the business without the impact of certain acquisition-related, transaction-related, or certain other amounts that are not organic in nature to the results of the business. Investors should view rebased results as a supplement to, and not a substitute for, IFRS measures of performance included in Sunrise’s consolidated statements of operations.
2 Quantitative reconciliations to net earnings/loss (including net earnings/loss growth rates) and cash flow from operating activities for Adj EBITDA, Adj EBITDAaL, and Adj. FCF guidance cannot be provided without unreasonable efforts as we do not forecast (i) certain non-cash charges including: the components of nonoperating income/expense, depreciation and amortization, and impairment, restructuring and other operating items included in net earnings/loss from continuing operations, nor (ii) specific changes in working capital that impact cash flows from operating activities. The items we do not forecast may vary significantly from period to period.
3 Compared to US GAAP where it is recorded in direct costs and Opex
4 Guidance range for US GAAP and IFRS is CHF360m to CHF370m, including the estimated CHF10m of one-off costs, in both cases assuming the spin-off transaction occurs.

2 / 6

Not for release, publication or distribution, in whole or in part, directly or indirectly, in any jurisdiction in which the release, publication or distribution would be unlawful.
The company continues to benefit from positive operating tailwinds and is experiencing continued growth in customer and FMC numbers – translating into positive financial results for the first half of 2024.
Following CHF1.5 billion paydown from Liberty Global ahead of the spin-off, Sunrise expects to have a long-term, low-cost debt profile, with a year-end leverage of approximately 4.5x net debt / Adjusted EBITDAaL and a targeted range of 3.5x - 4.5x in the mid-term. Jany Fruytier, CFO of Sunrise said: «We benefit from a strong balance sheet with a fully hedged debt stack until 2029, supporting a weighted average cost of debt of approximately 3% and from a growing cash flow generation profile, allowing us to return cash to our shareholders following the spin-off, while reducing net leverage.»

Mid-term targets
Sunrise believes that it offers a compelling investment proposition, leveraging its robust and stable subscriber base, attractive ARPU, healthy margins and a strong cash flow generation profile. These characteristics translate into the following 2025 and mid-term targets (under IFRS) for Sunrise:

	2025 (rebased)[1]	Mid-term
Revenue	Broadly stable	Stable to low-single digit growth
Adj. EBITDAaL	Stable to low-single digit growth	Low-single digit growth
Capex/revenue	15-16% of revenue	c. 15% of revenue
Adj. FCF	CHF 370-390m	> CHF 410m on a fully taxed basis
Dividend	•2025 dividend[2] (for FY2024): ≥CHF 240m •Targeting progressive dividend per share policy and pay out of up to 70% of Adj. FCF[3] •Dividends not subject to Swiss withholding tax for approximately 5 years
1 Rebase results, which are non-IFRS measures, are presented as a basis for assessing growth rates on a comparable basis.  Rebase information is provided to show the results of the business without the impact of certain acquisition-related, transaction-related, or certain other amounts that are not organic in nature to the results of the business. Investors should view rebased results as a supplement to, and not a substitute for, IFRS measures of performance included in Sunrise’s consolidated statements of operations.
2 Subject to approval at Sunrise’s general meeting following the spin-off.
3 As long as net leverage ratio between 3.5 - 4.5x, afterwards the company will re-evaluate its capital allocation strategy

Sunrise’s Capital Markets Day will also be available via webcast; to register online for access, visit the Investor Relations section of the Sunrise website at https://www.sunrise.ch/en/corporate-communications/investor-relations.
J.P. Morgan Securities PLC and UBS AG are acting as Joint Lead Financial Advisors and Joint Lead Capital Markets Advisors, and BNP PARIBAS and Deutsche Bank AG are acting as Joint Capital Market Advisors to Liberty Global, Inc. on the spin-off.
For more information, please visit www.libertyglobal.com or https://www.sunrise.ch/en/corporate-communications/investor-relations or contact:
3 / 6

Not for release, publication or distribution, in whole or in part, directly or indirectly, in any jurisdiction in which the release, publication or distribution would be unlawful.

Liberty Global Investor Relations Michael Bishop +44 20 8483 6246	Liberty Global Corporate Communications Bill Myers +1 303 220 6686 Matt Beake +44 20 8483 6428
Sunrise Investor Relations Alex Herrmann +41 58 777 61 00 investor.relations@sunrise.net	Sunrise Media Relations Rolf Ziebold +41 58 777 76 66 media@sunrise.net

ABOUT LIBERTY GLOBAL
Liberty Global (NASDAQ: LBTYA, LBTYB and LBTYK) is a world leader in converged broadband, video and mobile communications services. We deliver next-generation products through advanced fiber and 5G networks, and currently provide over 85 million* connections across Europe. Our businesses operate under some of the best-known consumer brands, including Sunrise in Switzerland, Telenet in Belgium, Virgin Media in Ireland, UPC in Slovakia, Virgin Media-O2 in the U.K. and VodafoneZiggo in The Netherlands. Through our substantial scale and commitment to innovation, we are building Tomorrow’s Connections Today, investing in the infrastructure and platforms that empower our customers to make the most of the digital revolution, while deploying the advanced technologies that nations and economies need to thrive.
Liberty Global's consolidated businesses generate annual revenue of more than $7 billion, while the VMO2 JV and the VodafoneZiggo JV generate combined annual revenue of more than $18 billion.**
Liberty Global Ventures, our global investment arm, has a portfolio of more than 75 companies and funds across the content, technology and infrastructure industries, including stakes in companies like ITV, Televisa Univision, Plume, AtlasEdge and the Formula E racing series.
* Represents aggregate consolidated and 50% owned non-consolidated fixed and mobile subscribers. Includes wholesale mobile connections of the VMO2 JV and B2B fixed subscribers of the VodafoneZiggo JV.
** Revenue figures above are provided based on full year 2023 Liberty Global consolidated results and the combined as reported full year 2023 results for the VodafoneZiggo JV and full year 2023 U.S. GAAP results for the VMO2 JV.
Sunrise, Telenet, the VMO2 JV and the VodafoneZiggo JV deliver mobile services as mobile network operators. Virgin Media Ireland delivers mobile services as a mobile virtual network operator through third-party networks. UPC Slovakia delivers mobile services as a reseller of SIM cards.
Liberty Global Ltd. is listed on the Nasdaq Global Select Market under the symbols "LBTYA", "LBTYB" and "LBTYK".
www.libertyglobal.com

ABOUT SUNRISE
Sunrise LLC, a subsidiary wholly owned by Liberty Global, is Switzerland's largest private telecommunications company.
Sunrise provides high-quality mobile, landline, broadband and TV services to residential customers. Sunrise offers business customers 360° communications solutions and integrated ICT solutions for connectivity, security and IoT from a single source to take companies forward in their quest for digitalisation. They benefit from a powerful ecosystem of strategic partners and superb end-to-end service with solutions perfectly tailored to their needs.
With its hybrid fibre network, which includes a best-in-the-world mobile network, Sunrise is Switzerland’s leading provider of giga-speed Internet. The Sunrise broadband network reaches more than 95% of Swiss households with giga speeds and Sunrise provides 5G mobile coverage to practically the whole of the Swiss population. The Sunrise mobile network is the only network in Switzerland to have been awarded the highest rating of «OUTSTANDING» in the connect mobile-network test eight times in a row. Sunrise offers the highest quality of mobile broadband Internet and the largest 5G network in Switzerland (connect issue 1/2024).
As of the end of June 2024, the Sunrise customer base included around 3.3 million mobile, 1.26 million broadband and 1.26 million TV customers (RGU), as well as thousands of companies as business customers.
Sunrise boasts a dynamic and international environment where everyone has a voice, where perspectives are shared and where values are respected. Being an employer that provides equal opportunities to a diverse workforce is critical to the success of the company. Roughly
4 / 6

Not for release, publication or distribution, in whole or in part, directly or indirectly, in any jurisdiction in which the release, publication or distribution would be unlawful.
2,600 employees (FTE) from around 80 nations, representing many different languages and religions, contribute to the success of Sunrise with their expertise, innovative thinking and exceptional commitment, and reflect the diversity of their customers.

No Offer to Sell or Solicit
This communication is not an offer to sell or a solicitation of offers to purchase or subscribe for shares or a solicitation of any vote or approval. This document is not a prospectus within the meaning of the Swiss Financial Services Act and not a prospectus under any other applicable laws. Copies of this document may not be sent to, distributed in or sent from jurisdictions in which this is barred or prohibited by law. The information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy, in any jurisdiction in which such offer or solicitation would be unlawful prior to registration, exemption from registration or qualification under the securities laws of any jurisdiction and there shall be no sale of securities in any such jurisdiction.
This announcement is only addressed to and directed at specific addressees who: (A) if in member states of the European Economic Area (the EEA) are people who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (as amended) (the Prospectus Regulation) (Qualified Investors); and (B) if in the U.K., are “qualified investors” within the meaning of Article 2(e) of the UK version of the Prospectus Regulation as it forms part of domestic law in the U.K. by virtue of the European Union (Withdrawal) Act 2018 (the UK Prospectus Regulation) who are: (i) persons having professional experience in matters relating to investments who fall within the definition of “investment professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the Order); or (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; or (C) are other persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended)) in connection with the sale of any securities of Sunrise or any member of its group may otherwise lawfully be communicated or caused to be communicated (all such persons referred to in (B) and (C) being Relevant Persons). This announcement must not be acted on or relied on (i) in the U.K., by persons who are not Relevant Persons and (ii) in any member state of the EEA by persons who are not Qualified Investors. Any investment activity to which this announcement relates (i) in the U.K. is available only to, any may be engaged in only with, Relevant Persons; and (ii) in any member state of the EEA is available only to, and may be engaged only with, Qualified Investors.
This communication is an advertisement for the purposes of the Prospectus Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended) and underlying legislation. It is not a prospectus. A copy of any prospectus published by Sunrise will, if approved and published, be made available for inspection on the Liberty Global’s website at www.libertyglobal.com subject to certain access restrictions.
This communication constitutes advertising in accordance with article 68 of the Swiss Financial Services Act. Such advertisements are communications to investors aiming to draw their attention to financial instruments. Any investment decisions with respect to any securities should not be made based on this advertisement.

Additional Information and Where to Find It
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
In connection with the spin-off of Liberty Global’s businesses attributed to Sunrise into a separate publicly traded company (the Transaction), Sunrise has filed with the Securities and Exchange Commission (the SEC) a registration statement on Form F-4 that includes a preliminary proxy statement (the Proxy Statement/Prospectus). After the Proxy Statement/Prospectus is declared effective, Liberty Global will mail a definitive proxy statement/prospectus and other relevant documents to shareholders of Liberty Global as of a record date to be established for voting on the Transaction. LIBERTY GLOBAL SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT LIBERTY GLOBAL AND SUNRISE WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Liberty Global shareholders and investors may obtain free copies of the Proxy Statement/Prospectus and other relevant materials (when they become available) and other documents filed by Liberty Global and Sunrise at the SEC’s website at www.sec.gov. Copies of the Proxy Statement/Prospectus (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Liberty Global’s Investor Relations at ir@libertyglobal.com or +1 (303) 220-6600.

Participants in the Solicitation
Liberty Global and its directors, executive officers and certain employees, may be deemed, under rules of the SEC, to be participants in the solicitation of proxies in respect of the proposed Transaction. Information regarding Liberty Global’s directors and executive officers is set forth in Liberty Global’s filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.
5 / 6

Not for release, publication or distribution, in whole or in part, directly or indirectly, in any jurisdiction in which the release, publication or distribution would be unlawful.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Transaction, the listing of the Sunrise shares for trading on the SIX Swiss Exchange (the SIX), any 2024 financial or operation guidance provided and other information and statements that are not historical fact. These forward-looking statements are subject to certain risks and uncertainties, some of which are beyond Liberty Global’s and Sunrise’s control, that could cause actual results to differ materially from those expressed or implied by these statements. Such risks and uncertainties include the risk that Liberty Global does not receive shareholder approval for the Transaction and/or related matters, Liberty Global’s ability to satisfy the other conditions to the Transaction on the expected timeframe or at all, the approval of the shares of Sunrise for listing on the SIX and the development of a trading market for them, the Liberty Global Board of Directors’ discretion to decide not to complete the Transaction for any reason, Liberty Global’s ability to realize the expected benefits from the Transaction, unanticipated difficulties or costs in connection with the Transaction, Sunrise’s ability to successfully operate as an independent public company and maintain its relationships with material counterparties after the Transaction and other factors detailed from time to time in Liberty Global’s or Sunrise’s filings with the Securities and Exchange Commission, including Liberty Global’s most recently filed annual report on Form 10-K, as it may be supplemented from time to time by Liberty Global’s quarterly reports and other subsequent filings.
These forward-looking statements speak only as of the date hereof. Liberty Global and Sunrise expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Global’s or Sunrise’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You are cautioned not to place undue reliance on any forward-looking statement.
6 / 6